SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 28, 2001




                         BANYAN STRATEGIC REALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)




  Massachusetts                 0-15465                        36-3375345
(State of or other         (Commission File                  (I.R.S. Employer
 jurisdiction of                Number)                      Identification
 incorporation)                                                  Number)




150 South Wacker Drive, Suite 2900, Chicago, IL                   60606
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code      (312)553-9800


This document consists of 3 pages.

Exhibit index is located on page 2.

ITEM 5.     OTHER INFORMATION

      On March 29, 2001, the Trust issued a Press Release announcing that on March 28, 2001 it amended its purchase contract with Denholtz Management Corporation dated January 8, 2001. A copy of the first amendment dated March 28, 2001 is attached hereto as Exhibit (10.18) and a copy of press release is attached hereto as Exhibit (99.7) and they are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.  Not applicable.

      (b)   Pro Forma Financial Information.  Not applicable.

      (c)   Exhibits

            EXHIBIT NUMBER        DESCRIPTION

            Exhibit (10.18)       First Amendment to Purchase and Sale
Agreement and Escrow Agreement dated March 28, 2001.

            Exhibit (99.7)        Press Release dated March 29, 2001

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: March 29, 2001              BANYAN STRATEGIC REALTY TRUST
                                           (Registrant)




                                  By:      /s/ Joel L. Teglia
                                           ---------------------
                                           Joel L. Teglia
                                           Executive Vice President,
                                           Chief Financial and
                                           Accounting Officer